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                                                                   Exhibit 10.51

                      STATE OF NEW YORK DEPARTMENT OF LABOR
                             Administrative Finance
                                  Building # 12
            Governor W. Averell Harriman State Office Building Campus
                             Albany, New York 12240

                                                                     May 2, 2001

Ms. Terri Kennett
Applied Theory Corporation
224 Harrison Street
8th Floor
Syracuse, NY 13202

                                     Re: Amendment No. 1 to Contract No.
                                         C000857 - Professional Services
                                         Agreement
                                         Applied Theory Corporation

 Dear Ms. Kennett:

         This is written to amend the above-referenced Contract with your company in order to increase the funding provision in accordance with a grant received by the United States Department of Labor. The parties hereby agree that the Contract is modified as follows:

         The second sentence of section 4.6 is deleted and replaced with the following:

         "The amount available for expenditure for the first year through June 14, 2001 is $23,833,407.00, which is an increase of $4,833,407.00".

         In all other respects, the terms and conditions of the Agreement and any amendments thereto remain in effect without modification.

         This letter contains the full understanding of the parties with respect to this amendment and no other agreements, whether written or oral, shall have any force or effect. If this is agreeable to your company please have an authorized representative execute each of the enclosed copies and return them to my attention. If you have any questions please contact me at (518) 457-3820.

                                                  Sincerely,

                                                  /s/ Paul D. Danaher

                                                  Paul D. Danaher
                                                  Principal Accountant (ES)

Attachments

Telephone (518) 457-2647                          Fax (518) 457-7550

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                            CORPORATE ACKNOWLEDGEMENT

STATE OF NEW YORK    }

                     }SS:

COUNTY OF Onondaga   }

         On the day of June 28th in the year 2001 before me personally came Angelo Gencarelli III to me known, who, being by me duly sworn did depose and say the he resides at Liverpool, NY; that he is the SVP & CFO of the Applied Theory Corporation, the corporation described in and which executed the above instrument; and that he signed his/her name thereto by authority of the Board of Directors of said corporation.

                                                     /s/ Patricia J. Foster
                                                     ---------------------------
                                                     Notary Public

APPLIED THEORY CORPORATION                  NEW YORK STATE DEPARTMENT OF LABOR

/s/ Angelo Gencarelli III                   /s/ Paul D. Danaher
-------------------------                   -------------------------------
NAME                                        NAME Paul D. Danaher

SVP & CFO                                   Principal Accountant (ES)
-------------------------                   -------------------------------
TITLE                                       TITLE

6/28/01                                     6/29/01
-------------------------                   -------------------------------
DATE                                        DATE

STATE ATTORNEY GENERAL                      OFFICE OF THE STATE COMPTROLLER

Approved 7/6/2001                           Approved 8/16/2001
NYS Attorney General                        Dept. of Audit & Control
-------------------------                   -------------------------------
NAME Peter Favretto                         NAME Illegible

Associate Attorney                          State Comptroller
-------------------------                   -------------------------------
TITLE                                       TITLE